Exhibit 99

For ImmediAte ReleAse | MAY 1, 2015

Media Contact: Courtney Nogas

Office 202-872-2680 | 24/7 Media Hotline 202-872-2680 | canogas@pepcoholdings.com

Investor Contact: Donna Kinzel

Office 302-429-3004 | donna.kinzel@pepcoholdings.com

701 Ninth St., NW Washington, DC 20068 pepcoholdings.com NYSE: POM

Pepco Holdings Reports First Quarter 2015 Financial Results

Pepco Holdings, Inc. (NYSE: POM) today reported first quarter 2015 consolidated earnings as follows:

	Three Months Ended March 31,
	2015	2014
Net Income (GAAP)
Net Income ($ in millions)	$53	$75
Earnings Per Share	$0.21	$0.30

Adjusted Net Income (Non-GAAP)
Adjusted Net Income ($ in millions)	$61	$75
Adjusted Earnings Per Share	$0.24	$0.30

“Our first quarter financial results reflect our investment in utility infrastructure aimed at improving system reliability and customer service,” said Joseph M. Rigby, Chairman, President and Chief Executive Officer. “Higher operation and maintenance costs, largely driven by the implementation of a new customer information system also impacted first quarter consolidated earnings.” Rigby added, “As we work on obtaining the remaining regulatory approvals for the merger with Exelon, we are pleased to have reached a merger settlement agreement with Montgomery and Prince George’s Counties and other parties in Maryland.” Rigby added, “We believe this transaction provides significant benefits for all of our stakeholders and that the commitments we have made meet our jurisdictions’ requirements for merger approval. We continue to expect the transaction to close in the second or third quarter of this year.”

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Pepco Holdings’ GAAP net income for the three months ended March 31, 2015 was $53 million, or 21 cents per share, as compared to $75 million, or 30 cents per share for the same period in 2014. There were no adjustments to GAAP earnings for the first quarter of 2014. Excluding items that we believe are not representative of ongoing business operations, adjusted net income for the first quarter of 2015 would have been $61 million, or 24 cents per share.

The primary drivers of the decrease in adjusted net income for the first quarter of 2015, as compared to the 2014 period, were higher operation and maintenance expense (primarily due to the implementation of a new customer information system and increased distribution system maintenance), higher depreciation expense and a 2014 gain on the condemnation of transmission property in the Pepco service territory. Higher electric distribution revenue (primarily due to higher rates driven by increased infrastructure investment and customer growth) partially offset the decrease.

Non-GAAP Financial Information

Management believes the adjusted net income and related per share data are representative of Pepco Holdings’ ongoing business operations. Management uses this information internally to evaluate Pepco Holdings’ period-over-period financial performance and, therefore, believes that this information is useful to investors. The presentation of adjusted net income and related per share data is intended to complement, and should not be considered as an alternative to, reported earnings and related per share data presented in accordance with generally accepted accounting principles in the United States (GAAP).

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Reconciliation of GAAP Financial Information to Adjusted Financial Information

Net Income – millions of dollars	Three Months Ended March 31,
	2015	2014
Reported (GAAP) Net Income	$53	$75
Adjustments (after-tax):
• Incremental merger-related transaction costs	6	–
• Incremental merger-related integration costs	2	–
Adjusted Net Income (Non-GAAP)	$61	$75

Earnings per Share	Three Months Ended March 31,
	2015	2014
Reported (GAAP) Earnings per Share	$0.21	$0.30
Adjustments (after-tax):
• Incremental merger-related transaction costs	0.02	–
• Incremental merger-related integration costs	0.01	–
Adjusted Earnings per Share (Non-GAAP)	$0.24	$0.30

The income tax effects with respect to the foregoing adjustments, where applicable, were calculated using a composite income tax rate of 35 percent. Most merger-related costs are not tax deductible.

Recent Events

Pepco Holdings – Exelon Merger

•	On March 16, 2015, a settlement agreement in the proposed merger with Exelon Corporation was filed with the Maryland Public Service Commission (MPSC). The agreement was entered into with Montgomery and Prince George’s Counties and certain other parties in Maryland and requires the approval of the MPSC. The current deadline for the decision is May 15, 2015. The approval of a settlement agreement filed with the Delaware Public Service Commission in February 2015 is anticipated on or before June 2, 2015. An application for merger approval is pending with the District of Columbia Public Service Commission (DCPSC). Evidentiary hearings were held in April. District of Columbia law does not impose a time limit on the DCPSC’s review of the merger application. The parties anticipate receiving final approvals and closing the transaction in the second or third quarter of 2015.

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Operations

•	Power Delivery electric sales were 12,597 gigawatt hours (GWh) in the first quarter of 2015, compared to 12,264 GWh for the first quarter of 2014. In the electric service territories, heating degree days increased by 3 percent for the first quarter of 2015, compared to the same period in 2014. Weather-adjusted electric sales were 12,034 GWh in the first quarter of 2015, compared to 11,809 GWh for the first quarter of 2014.

•	For the three months ended March 31, 2015, PES signed $4 million in energy efficiency contracts and $3 million in underground transmission construction contracts. PES signed $17 million in energy efficiency contracts and $32 million in underground transmission contracts for the same period in 2014.

Financing

•	On March 16, 2015, Pepco issued $200 million of 4.15 percent first mortgage bonds that are due on March 15, 2043. The bonds were issued at a premium of $8 million, resulting in a 3.9 percent yield to maturity. The net proceeds were used to repay outstanding commercial paper and for general corporate purposes.

Further details regarding changes in first quarter consolidated earnings between 2015 and 2014 are provided in the schedules that follow. Additional information regarding financial results and recent regulatory events can be found in the Pepco Holdings, Inc. Form 10-Q for the quarter ended March 31, 2015, as filed with the Securities and Exchange Commission, and which is also available at www.pepcoholdings.com/investors. Pepco Holdings, Inc. routinely makes available this and other important information on its website, which is a key channel of distribution for Pepco Holdings, Inc. to reach its public investors and to disclose material, non-public information. Information on the website is not part of this news release.

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About PHI: Pepco Holdings, Inc. (NYSE: POM) is one of the largest energy delivery companies in the Mid-Atlantic region, serving about 2 million customers in Delaware, the District of Columbia, Maryland and New Jersey. PHI subsidiaries Pepco, Delmarva Power and Atlantic City Electric provide regulated electricity service; Delmarva Power also provides natural gas service. Through Pepco Energy Services, PHI also provides energy savings performance contracting services, underground transmission and distribution construction and maintenance services, and steam and chilled water under long-term contracts.

Forward-Looking Statements: Some of the statements contained in this news release with respect to Pepco Holdings, Pepco, Delmarva Power and Atlantic City Electric, including each of their respective subsidiaries (each, a Reporting Company), are forward-looking statements within the meaning of the U.S. federal securities laws, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue” or the negative of such terms or other variations thereof or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more Reporting Company’s or their subsidiaries’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. These factors should be read together with the risk factors included in the “Risk Factors” section and other statements contained in each Reporting Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission on February 27, 2015, and in each Reporting Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, and investors should refer to these risk factor sections and other statements. All of such factors and forward-looking statements are difficult to predict, contain uncertainties, are beyond each Reporting Company’s control and may cause actual results to differ materially from those contained in any forward-looking statements. Any forward-looking statements speak only as to the date this news release was issued, and none of the Reporting Companies undertakes any obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for a Reporting Company to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on such Reporting Company’s or its subsidiaries’ business (viewed independently or together with the business or businesses of some or all of the other Reporting Companies or their subsidiaries) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

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Pepco Holdings, Inc.

Earnings Per Share Variance

2015 / 2014

	Three Months Ended March 31,
	Power	Pepco Energy	Corporate	Total
	Delivery	Services	and Other	PHI
2014 Earnings (loss) per share (GAAP) (1)	$0.31	$-	$(0.01)	$0.30

Change from 2014 earnings (loss) per share
Regulated Operations
• Distribution Revenue
- Weather (estimate) (2)	0.01	-	-	0.01
- Rate Increases	0.07	-	-	0.07
- Other Distribution Revenue	0.01	-	-	0.01
• Transmission Revenue	0.02	-	-	0.02
• ACE Basic Generation Service (primarily unbilled revenue)	(0.01)	-	-	(0.01)
• Operation and Maintenance	(0.10)	-	-	(0.10)
• Depreciation and Amortization	(0.03)	-	-	(0.03)
• Other, net	(0.02)	-	-	(0.02)
Pepco Energy Services	-	-	-	-
Corporate and Other	-	-	(0.01)	(0.01)
Net Interest Expense	(0.01)	-	-	(0.01)
Income Tax Adjustments	-	0.02	(0.01)	0.01
2015 Adjusted earnings (loss) per share (Non-GAAP)	0.25	0.02	(0.03)	0.24

2015 Adjustments (3)
• Incremental merger-related transaction costs	-	-	(0.02)	(0.02)
• Incremental merger-related integration costs	(0.01)	-	-	(0.01)

2015 Earnings (loss) per share (GAAP) (4)	$0.24	$0.02	$(0.05)	$0.21

(1)	The weighted average number of diluted shares outstanding for the 2014 period was 251 million.

(2)	The effect of weather compared to the 20-year average weather is estimated to have increased earnings by $0.04 per share.

(3)	Management believes the adjusted items are not representative of the Company's ongoing business operations. The presentation of this Non-GAAP financial information is intended to complement, and should not be considered an alternative to, the GAAP information.

(4)	The weighted average number of diluted shares outstanding for the 2015 period was 253 million.

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SEGMENT INFORMATION

	Three Months Ended March 31, 2015
	Power Delivery	Pepco Energy Services	Corporate and Other (a)	PHI Consolidated
	(millions of dollars)
Operating Revenue	$1,313	$60	$(2)	$1,371
Operating Expenses (b)	1,167	61	1	1,229
Operating Income (Loss)	146	(1)	(3)	142
Interest Expense	58	-	10	68
Other Income	9	-	-	9
Income Tax Expense (Benefit)	35	(5)	-	30
Net Income (Loss)	62	4	(13)	53
Total Assets	14,082	237	1,708	16,027
Construction Expenditures	$241	$-	$5	$246

(a)	Total Assets in this column includes Pepco Holdings’ goodwill balance of $1.4 billion, all of which is allocated to Power Delivery for purposes of assessing impairment. Total assets also include capital expenditures related to certain hardware and software expenditures which primarily benefit Power Delivery. These expenditures are recorded as incurred in Corporate and Other and are allocated to Power Delivery once the assets are placed in service. Corporate and Other includes intercompany amounts of $(2) million for Operating Revenue, $(2) million for Operating Expenses and $(1) million for Interest Expense.
(b)	Includes depreciation and amortization expense of $159 million, consisting of $147 million for Power Delivery, $1 million for Pepco Energy Services and $11 million for Corporate and Other.

	Three Months Ended March 31, 2014
	Power Delivery	Pepco Energy Services	Corporate and Other (a)	PHI Consolidated
	(millions of dollars)
Operating Revenue	$1,272	$60	$(2)	$1,330
Operating Expenses (b)	1,103	60	(6)	1,157
Operating Income	169	-	4	173
Interest Expense	55	-	10	65
Other Income	12	-	1	13
Income Tax Expense (Benefit)	47	-	(1)	46
Net Income (Loss)	79	-	(4)	75
Total Assets	13,438	287	1,279	15,004
Construction Expenditures	$264	$-	$18	$282

(a)	Total Assets in this column includes Pepco Holdings’ goodwill balance of $1.4 billion, all of which is allocated to Power Delivery for purposes of assessing impairment. Total assets also include capital expenditures related to certain hardware and software expenditures which primarily benefit Power Delivery. These expenditures are recorded as incurred in Corporate and Other and are allocated to Power Delivery once the assets are placed in service. Corporate and Other includes intercompany amounts of $(2) million for Operating Revenue, $(1) million for Operating Expenses and $(1) million for Interest Expense.
(b)	Includes depreciation and amortization expense of $133 million, consisting of $124 million for Power Delivery, $2 million for Pepco Energy Services and $7 million for Corporate and Other.

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PEPCO HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended March 31,
	2015	2014
	(millions of dollars, except per share data)

Operating Revenue	$1,371	$1,330

Operating Expenses
Fuel and purchased energy	619	614
Other services cost of sales	45	46
Other operation and maintenance	267	216
Depreciation and amortization	159	133
Other taxes	109	104
Deferred electric service costs	30	44

Total Operating Expenses	1,229	1,157

Operating Income	142	173

Other Income (Expenses)
Interest expense	(68)	(65)
Other income	9	13

Total Other Expenses	(59)	(52)

Income Before Income Tax Expense	83	121

Income Tax Expense	30	46

Net Income	$53	$75

Basic and Diluted Share Information
Weighted average shares outstanding – Basic (millions)	253	251
Weighted average shares outstanding – Diluted (millions)	253	251
Basic and Diluted earnings per share	$0.21	$0.30

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PEPCO HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	March 31,	December 31,
	2015	2014
	(millions of dollars)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$141	$14
Restricted cash equivalents	17	25
Accounts receivable, less allowance for uncollectible accounts of $56 million and $40 million, respectively	978	782
Inventories	148	141
Deferred income tax assets, net	47	50
Income taxes and related accrued interest receivable	13	9
Prepaid expenses and other	67	63

Total Current Assets	1,411	1,084

OTHER ASSETS
Goodwill	1,406	1,407
Regulatory assets	2,291	2,409
Income taxes and related accrued interest receivable	81	81
Restricted cash equivalents	13	14
Other	168	166

Total Other Assets	3,959	4,077

PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	15,546	15,465
Accumulated depreciation	(4,889)	(4,959)
Net Property, Plant and Equipment	10,657	10,506

TOTAL ASSETS	$16,027	$15,667

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PEPCO HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	March 31,	December 31,
	2015	2014
	(millions of dollars, except shares)
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Short-term debt	$803	$729
Current portion of long-term debt and project funding	412	431
Accounts payable	206	174
Accrued liabilities	302	313
Capital lease obligations due within one year	10	10
Taxes accrued	43	41
Interest accrued	75	47
Liabilities and accrued interest related to uncertain tax positions	6	6
Other	300	314

Total Current Liabilities	2,157	2,065

DEFERRED CREDITS
Regulatory liabilities	370	343
Deferred income tax liabilities, net	3,294	3,266
Investment tax credits	15	16
Pension benefit obligation	401	396
Other postretirement benefit obligations	264	265
Liabilities and accrued interest related to uncertain tax positions	2	2
Other	194	193

Total Deferred Credits	4,540	4,481

OTHER LONG-TERM LIABILITIES
Long-term debt	4,649	4,441
Transition bonds issued by ACE Funding	159	171
Long-term project funding	8	8
Capital lease obligations	50	50

Total Other Long-Term Liabilities	4,866	4,670

COMMITMENTS AND CONTINGENCIES

PREFERRED STOCK
Series A preferred stock, $.01 par value, 18,000 shares authorized, 14,400 and 12,600 shares outstanding, respectively	147	129

EQUITY
Common stock, $.01 par value, 400,000,000 shares authorized, 253,043,362 and 252,728,684 shares outstanding, respectively	3	3
Premium on stock and other capital contributions	3,809	3,800
Accumulated other comprehensive loss	(45)	(46)
Retained earnings	550	565

Total Equity	4,317	4,322

TOTAL LIABILITIES AND EQUITY	$16,027	$15,667

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POWER DELIVERY SALES AND REVENUE

	Three Months Ended March 31,
Power Delivery Sales (GWh)	2015	2014
Regulated T&D Electric Sales
Residential	5,577	5,056
Commercial and industrial	6,953	7,139
Transmission and other	67	69
Total Regulated T&D Electric Sales	12,597	12,264

Default Electricity Supply Sales
Residential	4,593	4,054
Commercial and industrial	1,431	1,308
Other	12	11
Total Default Electricity Supply Sales	6,036	5,373

Power Delivery Electric Revenue (millions of dollars)
Regulated T&D Electric Revenue
Residential	$229	$204
Commercial and industrial	250	226
Transmission and other	115	109
Total Regulated T&D Electric Revenue	$594	$539

Default Electricity Supply Revenue
Residential	$428	$383
Commercial and industrial	145	141
Other	48	95
Total Default Electricity Supply Revenue	$621	$619

Other Electric Revenue	$12	$17

Total Electric Operating Revenue	$1,227	$1,175

Power Delivery Gas Sales and Revenue
Regulated Gas Sales (Mcf)
Residential	5,146	4,773
Commercial and industrial	2,732	2,633
Transportation and other	2,325	2,380
Total Regulated Gas Sales	10,203	9,786

Regulated Gas Revenue (millions of dollars)
Residential	$54	$54
Commercial and industrial	25	29
Transportation and other	4	4
Total Regulated Gas Revenue	$83	$87

Other Gas Revenue	$3	$10

Total Gas Operating Revenue	$86	$97

Total Power Delivery Operating Revenue	$1,313	$1,272

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POWER DELIVERY – CUSTOMERS

	March 31, 2015	March 31, 2014

Regulated T&D Electric Customers (in thousands)
Residential	1,671	1,654
Commercial and industrial	200	200
Transmission and other	2	2
Total Regulated T&D Electric Customers	1,873	1,856

Regulated Gas Customers (in thousands)
Residential	118	117
Commercial and industrial	10	10
Transportation and other	–	–
Total Regulated Gas Customers	128	127

WEATHER DATA – CONSOLIDATED ELECTRIC SERVICE TERRITORY

	Three Months Ended March 31,
	2015	2014

Heating Degree Days	2,695	2,628
20 Year Average	2,290	2,291
Percentage Difference from Average	18%	15%
Percentage Difference from Prior Year	3%

Cooling Degree Days	–	–
20 Year Average	2	2
Percentage Difference from Average	(100%)	(100%)
Percentage Difference from Prior Year	–

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PEPCO ENERGY SERVICES

Financial Information

(Unaudited)

(millions of dollars)	Three Months Ended March 31,
	2015	2014

Operating Revenues	$60	$60
Cost of Goods Sold	46	47
Gross Margin	14	13
Other Operation and Maintenance Expenses	14	11
Depreciation and Amortization	1	2
Operating Loss	(1)	-
Other Income	-	-
Loss Before Income Taxes	(1)	-
Income Tax Benefit	(5)	-
Net Income (GAAP)	$4	$-

(millions of dollars)	March 31,	December 31,
	2015	2014

Total Assets	$237	$244
Current Assets	144	146
Property, Plant and Equipment	28	30
Other Assets	65	68

Total Liabilities	$80	$90
Current Liabilities	55	64
Long-Term Liabilities	25	26

Equity	$157	$154

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